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                                                                 (SELIGMAN LOGO)

                    PROSPECTUS SUPPLEMENT -- JANUARY 15, 2010

SELIGMAN GLOBAL SMALLER COMPANIES FUND
(PROSPECTUS DATED DEC. 30, 2009)                                    SL-9923-99 A

At a Special Meeting of Shareholders scheduled to be held on March 10, 2010, shareholders who owned shares of Seligman Global Smaller Companies Fund on January 15, 2010, will vote on the merger of Seligman Global Smaller Companies Fund into RiverSource Partners International Small Cap Fund, a fund that seeks to provide shareholders with long-term growth of capital. If approved, the merger is anticipated to take place before the end of the second quarter of 2010.

For more information about RiverSource Partners International Small Cap Fund, please call 1-800-221-2450 for a prospectus.


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SL-9923-1 A (1/10)